POWER OF ATTORNEY


Know all men by these presents:


That I, Vivian L. Banta, of Newark, New Jersey, Chairman, President, and Director of Pruco Life Insurance Company, do hereby make, constitute and appoint as my true and lawful attorneys in fact CLIFFORD E. KIRSCH, THOMAS C. CASTANO, RICHARD E. MEADE, C. CHRISTOPHER SPRAGUE, and ADAM SCARAMELLA or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company and filed with the Securities and Exchange Commission for the following:


     The Pruco Life PRUvider Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Variable Appreciable Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Variable Insurance Account and scheduled premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Single  Premium  Variable Life Account and flexible  premium
     variable  life   insurance   contracts,   to  the  extent  they   represent
     participating interests in said Account;

     The Pruco Life Variable  Universal  Account and flexible  premium  variable
     universal   life  insurance   contracts,   to  the  extent  they  represent
     participating interests in said Account;

     The Pruco Life Single Premium Variable Annuity Account and single payment variable annuity contracts, to the extent they represent participating interests in said Account;

     The Pruco Life  Flexible  Premium  Variable  Annuity  Account and  flexible
     premium   variable  annuity   contracts,   to  the  extent  they  represent
     participating interests in said Account;

     Market value adjustment annuity contracts; and

     The Pruco Life Variable Contract Real Property Account and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of June, 2001.




                                                       /s/ Vivian Banta
                                                       -------------------------




State of New Jersey      )
                         ) SS
County of Essex          )


On this 22nd day of June, 2001, before me personally appeared Vivian L. Banta known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


My commission expires: April 26, 2003





                                                       /s/ Lori L. Sgro
                                                       -------------------------
                                                       Notary Public

                                POWER OF ATTORNEY


Know all men by these presents:


That I, Richard J. Carbone, of Newark, New Jersey, Director of Pruco Life Insurance Company, do hereby make, constitute and appoint as my true and lawful attorneys in fact CLIFFORD E. KIRSCH, THOMAS C. CASTANO, RICHARD E. MEADE, C. CHRISTOPHER SPRAGUE, and ADAM SCARAMELLA or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company and filed with the Securities and Exchange Commission for the following:


     The Pruco Life PRUvider Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Variable Appreciable Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Variable Insurance Account and scheduled premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Single  Premium  Variable Life Account and flexible  premium
     variable  life   insurance   contracts,   to  the  extent  they   represent
     participating interests in said Account;

     The Pruco Life Variable  Universal  Account and flexible  premium  variable
     universal   life  insurance   contracts,   to  the  extent  they  represent
     participating interests in said Account;

     The Pruco Life Single Premium Variable Annuity Account and single payment variable annuity contracts, to the extent they represent participating interests in said Account;

     The Pruco Life  Flexible  Premium  Variable  Annuity  Account and  flexible
     premium   variable  annuity   contracts,   to  the  extent  they  represent
     participating interests in said Account;

     Market value adjustment annuity contracts; and

     The Pruco Life Variable Contract Real Property Account and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of June, 2001.




                                                       /s/ Richard J. Carbone
                                                       -------------------------




State of New Jersey      )
                         ) SS
County of Essex          )


On this 25th day of June, 2001, before me personally appeared Richard J. Carbone known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


My commission expires:




                                                     /s/ Ann L. Wellbrock
                                                     ---------------------------
                                                     Notary Public

                                POWER OF ATTORNEY


Know all men by these presents:


That I, Helen M. Galt, of Newark, New Jersey, Director of Pruco Life Insurance Company, do hereby make, constitute and appoint as my true and lawful attorneys in fact CLIFFORD E. KIRSCH, THOMAS C. CASTANO, RICHARD E. MEADE, C. CHRISTOPHER SPRAGUE, and ADAM SCARAMELLA or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company and filed with the Securities and Exchange Commission for the following:


     The Pruco Life PRUvider Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Variable Appreciable Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Variable Insurance Account and scheduled premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Single  Premium  Variable Life Account and flexible  premium
     variable  life   insurance   contracts,   to  the  extent  they   represent
     participating interests in said Account;

     The Pruco Life Variable  Universal  Account and flexible  premium  variable
     universal   life  insurance   contracts,   to  the  extent  they  represent
     participating interests in said Account;

     The Pruco Life Single Premium Variable Annuity Account and single payment variable annuity contracts, to the extent they represent participating interests in said Account;

     The Pruco Life  Flexible  Premium  Variable  Annuity  Account and  flexible
     premium   variable  annuity   contracts,   to  the  extent  they  represent
     participating interests in said Account;

     Market value adjustment annuity contracts; and

     The Pruco Life Variable Contract Real Property Account and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of June, 2001.




                                                       /s/ Helen M. Galt
                                                       -------------------------




State of New Jersey      )
                         ) SS
County of Essex          )


On this 25th day of June, 2001, before me personally appeared Helen M. Galt known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


My commission expires: July 26, 2004





                                                       /s/ Ann L. Wellbrock
                                                       -------------------------
                                                       Notary Public

                                POWER OF ATTORNEY


Know all men by these presents:


That I, Jean D. Hamilton, of Newark, New Jersey, Director of Pruco Life Insurance Company, do hereby make, constitute and appoint as my true and lawful attorneys in fact CLIFFORD E. KIRSCH, THOMAS C. CASTANO, RICHARD E. MEADE, C. CHRISTOPHER SPRAGUE, and ADAM SCARAMELLA or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company and filed with the Securities and Exchange Commission for the following:


     The Pruco Life PRUvider Variable Appreciable Account and variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Variable Appreciable Account and flexible premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Variable Insurance Account and scheduled premium variable life insurance contracts, to the extent they represent participating interests in said Account;

     The Pruco Life Single  Premium  Variable Life Account and flexible  premium
     variable  life   insurance   contracts,   to  the  extent  they   represent
     participating interests in said Account;

     The Pruco Life Variable  Universal  Account and flexible  premium  variable
     universal   life  insurance   contracts,   to  the  extent  they  represent
     participating interests in said Account;

     The Pruco Life Single Premium Variable Annuity Account and single payment variable annuity contracts, to the extent they represent participating interests in said Account;

     The Pruco Life  Flexible  Premium  Variable  Annuity  Account and  flexible
     premium   variable  annuity   contracts,   to  the  extent  they  represent
     participating interests in said Account;

     Market value adjustment annuity contracts; and

     The Pruco Life Variable Contract Real Property Account and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of June, 2001.




                                                       /s/ Jean D. Hamilton
                                                       -------------------------




State of New Jersey     )
                        ) SS
County of Essex         )


On this 25th day of June, 2001, before me personally appeared Jean D. Hamilton known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


My commission expires: April 2, 2006



                                                     /s/ Nancy A Mecca
                                                     ---------------------------
                                                     Notary Public